Exhibit 10.9

AMENDMENT NO. 1 TO STOCK AND WARRANT PURCHASE AGREEMENT

AND TO NOTE PURCHASE AGREEMENT

AMENDMENT NO.1, dated as of October 24, 2005 (this “Amendment”), to (i) the Preferred Stock and Warrant Purchase Agreement dated as of September 16, 2005 (the “Stock Purchase Agreement”), by and among GenuTec Business Solutions, Inc., a Montana corporation (the “Company”), Technology Investment Capital Corp., a Maryland corporation (“TICC”), and Seaview Mezzanine Fund LP, a Delaware limited partnership (“Seaview”; TICC and Seaview, together with their respective successors, assigns and transferees, are sometimes referred to herein collectively as the “Purchasers”), and (ii) the Note Purchase Agreement dated as of September 16, 2005, among the Company, TICC, as Collateral Agent, and the Purchasers (the “Note Purchase Agreement”).

R E C I T A L S

A.                                   Pursuant to the Stock Purchase Agreement, the Purchasers agreed to purchase, subject to the satisfaction of certain conditions, certain shares of Series A Exchangeable Preferred Stock of the Company (collectively, the “Shares”) and warrants to purchase Class A voting common stock of the Company. Pursuant to the Notes Purchase Agreement, each of the Purchasers has been granted an option to exchange the Shares held by it for Senior Secured Notes Due 2010 of the Company.

B.                                     Section 9.10 of each of the Stock Purchase Agreement and the Note Purchase Agreement requires the company to file with the SEC, on or prior to October 16, 2005, either (i) a registration statement on Form 10-SB under the Exchange Act with respect tot he Company Common Stock or (ii) a registration statement on Form SB-2 under the Securities Act (either such registration statement, the “Registration Statement”).

C.                                     The Company has requested that the Stock Purchase Agreement and the Note Purchase Agreement be amended to permit the Company to file the Registration Statement on or prior to December, 15, 2005, and the Majority Purchasers have agreed to such amendment.

NOW, THEREFORE, in consideration of the terms and conditions contained herein and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Amendment to Section 9.10 of the Stock Purchase Agreement and the Note Purchase Agreement. The first sentence of Section 9.10 of each of the Stock Purchase Agreement and the Note Purchase Agreement is hereby amended to read, in full, as follows:

“On prior to December 15, 2005, the Company will file with the SEC either (i) a registration statement of Form 10-SB under the Exchange Act with respect to the Company Common Stock or (ii) a registration statement on Form SB-2 under the

Securities Act (either such registration statement, as filed and as from time to time amended, the “Registration Statement”).”

2.                                       Amendment to Section 12.1(c) of the Stock Purchase Agreement and the Note Purchase Agreement. Section 12.1(c) of each of the Stock Purchase Agreement and the Note Purchase Agreement is hereby amended to read, in full, as follows:

“(c)                            the Company shall default in the performance or observance of any of the covenants, agreements or conditions contained in Section 7(a), Section 7(b), Section 7(c), Section 7(h), Section 7(i), Section 9.2(a), Section 9.6, Section 9.7, Section 9.8, Section 9.10, Section 10 and Section 11 of this Agreement;”

3.                                       Effect of Amendment. It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way affect or impair the terms, conditions and other provisions of the Stock Purchase Agreement or the Note Purchase Agreement, or the obligations of the Company under either thereof, and all terms, conditions and other provisions of the Stock Purchase Agreement and the Note Purchase Agreement shall remain in full force and effect except to the extent specifically amended, modified or waived pursuant to the provisions of this Amendment.

4.                                       Counterparts. The Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.

5.                                       Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signatures on next page]

INWITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

COMPANY:

GENUTEC BUSINESS SOLUTIONS, INC.

By:	/s/ Lee Danna
Name: Lee Danna
Title: President

PURCHASERS:

TECHNOLOGY INVESTMENT CAPITAL CORP., as Purchaser and (with respect to the Note Purchase Agreement) Collateral Agent

By:	/s/ Saul B. Rosenthal
Name: Saul B. Rosenthal
Title: President

SEAVIEW MEZZANINE FUND LP, as Purchaser

By:	Seaview GP, LLC

By:	/s/ David Montoya
Name: David Montoya
Title: Member